HOSPITALITY WORLDWIDE SERVICES, INC. AND
                             LEONARD PARKER COMPANY



        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On January 10, 1997, Hospitality Worldwide Services, Inc. (the "Company") acquired Leonard Parker Company and affiliates, ("LPC"), a leading purchasing company for the hospitality industry that acts as an agent for the purchase of goods and services for its customers which include major hotel and management companies worldwide.

The purchase price approximately consisted of 1,250,000 newly issued Common Stock of the Company and $5 million par value of newly issued 6% convertible preferred stock of the Company, convertible into 1,000,000 shares of common stock (at present market value) not earlier than January 1, 1998.

The acquisition has been accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of LPC's operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying unaudited pro forma condensed consolidated financial statements illustrate the effect of the acquisition on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 1996 is based on the historical balance sheets of the Company and LPC as of December 1996 and assumes the acquisition took place on that date. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1996 assumes the acquisition took place on January 1, 1996.

The unaudited pro forma condensed consolidated financial statements have been included as required by the rules of the SEC and are provided for comparative purposes only. The pro forma statements do not purport to be indicative of the results which would have been obtained if the acquisition had been effected on the date or dates indicated or which may be obtained in the future. The unaudited pro forma consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company and those of LPC which are contained elsewhere herein.

               HOSPITALITY WORLDWIDE SERVICES, INC. AND SUBSIDIARY
                           AND LEONARD PARKER COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 1996
                                   (UNAUDITED)

ASSETS

                                                                                       Pro Forma
                                                               HWS         LPC        Adjustments (A)      Pro Forma
                                                          ==========================================================
CURRENT ASSETS:

Cash and cash equivalents                                 $   276,191    $  970,000   $                 $ 1,246,191
Accounts receivable                                         3,184,841     6,128,047                       9,312,888
Costs in excess of billings                                 2,121,907                                     2,121,907
Prepaid and other current assets                              278,949       660,561                       1,039,510
                                                          ----------------------------------------------------------
                     Total current assets                   5,961,888     7,758,608              0       13,720,496
                                                          ----------------------------------------------------------

Property and equipment                                        142,877       986,475                       1,129,352
Notes receivable                                              392,354                                       392,354
Goodwill                                                    6,049,669                   12,000,000       18,049,669

Other assets                                                  223,100                                       223,100
                                                          ----------------------------------------------------------
                      Total other assets                    6,808,000       986,475     12,000,000       19,794,475
                                                          ----------------------------------------------------------
TOTAL                                                     $12,769,888    $8,745,083   $ 12,000,000      $33,514,971
                                                          ==========================================================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Current portion of long term debt                         $              $   65,198   $                 $    65,198
Accounts payable                                            1,175,068     4,511,897                       5,686,965
Loan Payable - Bank                                         1,300,000       107,868                       1,407,868
Accrued and other liabilities                               1,947,389       319,882        395,000        2,662,271
Customer deposits                                                         3,277,038                       3,277,038
Billings in excess of costs                                   200,802                                       200,802
Income taxes payable                                          260,603         6,149                         266,752
                                                          ----------------------------------------------------------
                     Total current liabilities              4,983,862     8,288,032        395,000       13,666,894
                                                          ----------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

Long term debt                                                              108,861                         108,861

STOCKHOLDERS' EQUITY
Preferred stock                                                                          5,000,000        5,000,000
Common stock                                                   72,262        73,382        (59,882)          84,762
Additional paid-in capital                                  8,185,405                    6,940,690       15,126,095
Treasury stock                                               (715,000)                                     (715,000)
Retained earnings                                             243,359       275,808       (275,808)         243,359
                                                          -----------------------------------------------------------
                     Total stockholders' equity             7,786,026       348,190     11,605,000       19,739,216
                                                          -----------------------------------------------------------

TOTAL                                                     $12,769,888    $8,745,083    $12,000,000      $33,514,971
                                                          ===========================================================

           See accompanying notes to pro forma financial statements.

               HOSPITALITY WORLDWIDE SERVICES, INC. AND SUBSIDIARY
                           AND LEONARD PARKER COMPANY

            PRO FORMA CONDENSED CONSOLIDATED STATMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

                                                                                                  Pro Forma
                                                            HWS                   LPC            Adjustments(B)       Pro Forma
                                                       ========================================================================
Net revenues                                           $ 4,980,291           $43,862,635        $       -          $48,842,926
Service fee income                                                             1,280,844                             1,280,844
                                                       ------------------------------------------------------------------------
                                                         4,980,291            45,143,479                0           50,123,770
                                                       ------------------------------------------------------------------------

Cost of revenues                                         3,823,779            40,785,288                -           44,609,067
Selling, general and administrative
   expenses                                              1,619,189             4,488,527          400,000(1)         6,407,716
                                                                                                 (100,000)(2)
                                                       ------------------------------------------------------------------------
                                                         5,442,968            45,273,815          300,000           51,016,783
                                                       ------------------------------------------------------------------------

Loss from operations                                      (462,677)             (130,336)        (300,000)            (893,013)

Other income (expense):
  Interest income                                          120,257               145,425                               265,682
  Interest expense                                         (13,007)              (24,601)                              (37,608)
                                                       ------------------------------------------------------------------------
Loss before provision for income taxes                    (355,427)               (9,512)        (300,000)            (664,939)

Provision for income taxes                                  25,000                 2,281                -               27,281

                                                       ------------------------------------------------------------------------
Loss from continuing operations                           (380,427)              (11,793)        (300,000)            (692,220)

Dividends on preferred shares                                                                     300,000(3)           300,000

                                                       ------------------------------------------------------------------------
Loss applicable to common shares                       $  (380,427)          $   (11,793)       $(600,000)         $  (992,220)
                                                       ========================================================================

Loss per share:
      Continuing operations                                  (0.07)                                                      (0.14)
                                                       ============                                                 ===========

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING                           5,653,052                                                   6,903,052
                                                       ============                                                 ===========

            See accompanying notes to pro forma financial statements

               HOSPITALITY WORLDWIDE SERVICES, INC. AND SUBSIDIARY
                           AND LEONARD PARKER COMPANY

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)


                                                                                   Pro Forma
                                                 HWS             LPC              Adjustments(B)    Pro Forma
                                             =================-==============================================
Net revenues                                 $ 24,367,112     $ 58,700,612      $                 $83,067,724

                                             ----------------------------------------------------------------
                                               24,367,112       58,700,612                0        83,067,724
                                             ----------------------------------------------------------------

Cost of revenues                               18,289,924       51,881,883                         70,171,807
Selling, general and administrative
   expenses                                     3,218,520        8,566,005          400,000 (1)    10,309,525
                                                                                 (1,875,000)(2)
                                             ----------------------------------------------------------------
                                               21,508,444       60,447,888       (1,475,000)       80,481,332
                                             ----------------------------------------------------------------

Income (loss) from operations                   2,858,668       (1,747,276)       1,475,000         2,586,392

Other income (expense):
  Interest income                                   1,141          259,251                            260,392
  Interest expense                                (26,101)         (18,572)                           (44,673)

Income (loss) before provision for income
                                             ----------------------------------------------------------------
    taxes                                       2,833,708       (1,506,597)       1,475,000         2,802,111

Provision for income taxes                        926,375            45,571          95,000  (4)    1,066,946

                                             ----------------------------------------------------------------
Income (loss) from continuing operations        1,907,333       (1,522,168)       1,380,000         1,735,165

Dividends on preferred shares                                                       300,000 (3)       300,000

                                             ----------------------------------------------------------------
Income (loss) applicable to common shares    $  1,907,333     $ (1,552,168)     $ 1,080,000       $ 1,435,165
                                             ================================================================

Income per share:
      Continuing operations                          0.27                                                0.17
                                             -------------                                        ------------

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING                  7,192,361                                           8,442,361
                                             -------------                                        ------------



            See accompanying notes to pro forma financial statements

                    HOSPITALITY WORLDWIDE SERVICES, INC. AND
                             LEONARD PARKER COMPANY


NOTE A

(1) The components of the purchase price of the net assets of LPC are as follows:


          Components of Purchase Price:
              Preferred Stock Issued                 $5,000,000
              Common Stock Issued                     6,953,190
              Accrual for acquisition costs             395,000
              Tangible net worth acquired              (348,190)
                                                     ----------
                                                     $12,000,00

                    HOSPITALITY WORLDWIDE SERVICES, INC. AND
                             LEONARD PARKER COMPANY


NOTE B

The pro forma adjustments to the unaudited pro forma condensed consolidated statement of income is as follows:

                                                                December 31,
                                                                    1996
                                                                ------------

     Adjustments to SG & A:

(1)  Amortization of goodwill over an estimated                 $  400,000
     useful life of 30 years

(2)  Adjust historical compensation per employment             ($1,875,000)
     agreements entered into at date of acquisition

     Adjustment to Net income (loss):

(3)  To record dividends of 6% on preferred stock               $  300,000

     Adjustment to income taxes:

(4)  To provide for additional income taxes on LPC's            $   95,000
     pro forma income.